EATON VANCE TAX FREE RESERVES Supplement to Prospectus dated May 2, 2005

Kevin S. Dyer is the portfolio manager of Eaton Vance Tax Free Reserves. Mr. Dyer is an Assistant Vice President of Eaton Vance and Boston Management and Research, and has been a municipal bond trader with Eaton Vance for more than five years.

November 21, 2005 TFRPS

EATON VANCE TAX FREE RESERVES Supplement to Statement of Additional Information dated May 2, 2005

1. The following replaces the table and first two paragraphs under "Portfolio Manager" in "Investment Advisory and Administrative Services":

The portfolio manager of the Fund is Kevin S. Dyer. The portfolio manager manages other investment copmanies and/or investment accounts in addition to the Fund. The following table shows, as of September 30, 2005, the number of accounts the portfolio manager managed in each of the listed categories and the total assets in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets in those accounts.

	Number of All Accounts	Total Assets of All Accounts*	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee

Registered Investment Companies	1	$38.6	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

*In millions of dollars. Mr. Dyer did not own any shares of the Fund as of September 30, 2005.

November 21, 2005